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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

      --------------------------------------------------------------

                                  FORM 8-K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 21, 2002
                                                        (May 14, 2002)

                         KNIGHT TRADING GROUP, INC.
      --------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

   DELAWARE                   001-14223          22-3689303
   ------------               ---------         ----------------
   (State or other           (Commission        (IRS Employer
   jurisdiction of           File Number)       Identification No.
   incorporation)

              525 Washington Boulevard, Jersey City, NJ 07310
          --------------------------------------------------------
                 (Address of principal executive offices) (Zip Code)

                               (201) 222-9400
            (Registrant's telephone number, including area code)

                         Knight Trading Group, Inc.
                         Current Report on Form 8-K

Item 5. Other Events

              Effective May 14, 2002, Walter F. Raquet, a Director, Executive Vice President and founder of the Registrant, has retired from his officer and director positions with the Registrant, and its affiliates.

Item 7. Financial Statements and Exhibits.

a.      Financial Statements

                                   Not required

b.      Pro forma Financial Information

                                   Not required

c.      Exhibits

                                   Not required

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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: May 21, 2002

                                    KNIGHT TRADING GROUP, INC.

                                  By:  /s/ Michael T. Dorsey
                                       ------------------------
                                  Name:  Michael T. Dorsey
                                  Title: Senior Vice President, General Counsel
                                          and Secretary